                CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions
"Financial Highlights", "Shareholders Services - Statements and
Reports" and "General Information - Independent Auditors" and to the use of our report dated October 11, 2001, which is incorporated by reference in this Registration Statement (Form N-
1A Nos. 33-72460 and 811-08188) of Alliance Global Dollar
Government Fund, Inc.




                                        ERNST & YOUNG LLP

New York, New York
November 8, 2001






























00250161.AW2